Exhibit 3.1

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/11/1997
971304314 - 2784207

CERTIFICATE OF INCORPORATION

OF

CLAIMSNET.COM INC.

SECOND. The address, including street, number, city, and county of the Corporation's registered office in the State of Delaware is 15 East North Street, in the City of Dover, County of Kent. The name of its registered agent at such address is United Corporate Services, Inc.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH. A. The aggregate number of shares which the Corporation shall have authority to issue is 44,000,000, at $.001 par, of which 40,000,000 shares shall be designated 'Common Shares' and 4,000,000 shares shall be designated 'Preferred Shares.'

B. Authority is hereby expressly granted to the Board of Directors of the Corporation (or a Committee thereof designated by the Board of Directors pursuant to the by-laws of the Corporation, as from time to time amended (the "By-Laws")) to issue the Preferred Shares from time to time as Preferred Shares of any series and to declare and pay dividends thereon in accordance with the terms thereof and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of such shares, the designations, powers, preferences, and rights (including voting rights), and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

FIFTH. The name and mailing address of the incorporator is Stephen H. Gray, c/o Brock Fensterstock Silverstein McAuliffe & Wade LLC, One Citicorp Center, 153 East 53rd Street, 56th Floor, New York, New York 10022.

SIXTH. Election of directors need not be by written ballot.

SEVENTH. The Board of Directors is authorized to adopt, amend, or repeal By-Laws of the Corporation.

EIGHTH. A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation or any of its direct or indirect subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee, or agent of any other corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability, and loss (including attorneys' fees, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, and amounts paid in settlement) reasonably

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incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B. The right to indemnification conferred in Paragraph A of this Article EIGHTH shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article EIGHTH or otherwise.

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C. The rights to indemnification and to the advancement of expenses conferred in Paragraphs A and B of this Article EIGHTH shall be contract rights. If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the

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applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise, shall be on the Corporation.

D. The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

E. The Corporation may maintain insurance, at the Corporation's expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.

F. The Corporation's obligation, if any, to indemnify any person who was or is serving as a director, officer, employee, or agent of any direct or indirect subsidiary of the Corporation or, at the request of the Corporation, of any other corporation or of a partnership, joint venture, trust, or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, or other enterprise.

G. Any repeal or modification of the foregoing provisions of this Article EIGHTH shall

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not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

NINTH. No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article NINTH, and neither the amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise

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under or are created by any law, rule, regulation, by-law, agreement, vote of shareholders or disinterested directors, or otherwise.

TENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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IN WITNESS WHEREOF, I have made, signed, and sealed this Certificate of Incorporation this 20th day of August, 1997.

_______________________(L.S.)
Stephen H. Gray
Incorporator

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CERTIFICATE OF OWNERSHIP AND MERGER

WITH RESPECT TO THE MERGER OF

AMERICAN NET CLAIMS, INC.

WITH AND INTO

CLAIMSNET.COM INC.

(Pursuant to Section 253 of the Delaware General Corporation Law)

CLAIMSNET.COM INC., a Delaware corporation (the "Corporation"), does hereby certify:

FIRST: That the Corporation was incorporated on September 11, 1997 pursuant to the General Corporation Law of the State of Delaware (the "DGCL").

SECOND: That all of the outstanding shares of common stock, par value $.001 per share (the "Corporation Common Stock"), of the Corporation is owned of record by American Net Claims, Inc., a Texas corporation (the "Parent"), and the Corporation has issued and outstanding no class of capital stock other than the Corporation Common Stock.

THIRD: That the Corporation, by the following resolutions of the Board of Directors thereof duly adopted by unanimous consent without a meeting pursuant to Section 141(f) of the DGCL duly adopted as of November 13, 1998, determined to merge itself with the Parent so as be the surviving corporation of such merger, in accordance with the terms, and subject to the conditions, set forth in such resolutions:

WHEREAS, American Net Claims, Inc., a Texas corporation (the "Parent") is the legal and beneficial owner of all of the outstanding shares of common stock, par value $.001 per share (the "Corporation Common Stock"), of the Corporation; and

WHEREAS, the Corporation Common Stock is the only issued and outstanding class of capital stock of Corporation; and

WHEREAS, the Corporation desires to merge itself with the Parent so as be the surviving corporation of such merger pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware.

NOW, THEREFORE, BE IT

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/07/1998
981467604 - 2784207

RESOLVED, that, subject to the approval of the stockholders of the Parent, the Parent merge itself with and into the Corporation (the "Merger"), which will assume all of the obligations of the Parent.

RESOLVED, that the terms and conditions of the proposed Merger are as follows: Upon the Merger becoming effective, the outstanding Corporation Common Stock, all of which had theretofore been held by the Parent, shall be canceled and shall cease to be outstanding, without any payment being made in respect thereof; each share of common stock, no par value, of the Parent (the "Parent Common Stock") outstanding immediately prior to the effectiveness of the Merger shall, upon the effectiveness of the Merger, without further act or deed, be deemed to represent one share of Corporation Common Stock; upon the surrender by any stockholder of the Parent of such stockholder's certificates formerly representing outstanding shares of Parent Common Stock, the Corporation shall issue to such stockholder a stock certificate representing an equal number of shares of Corporation Common Stock; upon consummation of the Merger, the directors of Parent shall become the sole directors of the Corporation until the election and qualification of their respective successors, and the officers of the Parent shall hold such offices of the Corporation, subject to the discretion of the Board of Directors.

RESOLVED, that upon the Merger becoming effective, the employee stock option plan and non-employee director stock option plan of Parent shall be adopted as the employee stock option plan and non-employee director stock option plan of the Corporation.

RESOLVED, that, subject to the requirements of the law of the State of Delaware, the officers of the Corporation be, and each of them with full authority to act without the others hereby is, authorized and empowered to do and perform, or cause to be done and performed, all such further acts, deeds and things, and to prepare, execute and file with the appropriate authorities, or cause to be prepared, executed and filed with the appropriate authorities, all such further certificates, documents and instruments, in the name and on behalf of the Corporation and under its corporate seal if necessary, and otherwise, as the officer or officers executing the same may deem to be necessary or desirable to carry out and to effectuate the purposes of the foregoing resolutions.

FOURTH: That the merger has been adopted, approved, certified, executed, and acknowledged by the Parent in accordance with the laws of the State of Texas, the jurisdiction of incorporation of the Parent.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this certificate to be executed this 13th day of November, 1998.

CLAIMSNET.COM INC.

By: ______________________
Terry A. Lee
Executive Vice President

ATTEST:

____
C. Kelly Campbell
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/18/1999
991106024 - 2784207

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CLAIMSNET.COM INC.

CLAIMSNET.COM, INC., a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: CLAIMSNET.COM currently has three million two hundred and fifty thousand (3,250,000) shares issued and outstanding. Upon the filing of the Certificate of Amendment with the Secretary of State each share of stock issued and outstanding shall be increased by the ratio of one to 1.115385. Therefore the corporation shall have three million six hundred and twenty-five thousand (3,625,000) shares issued and outstanding.

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said CLAIMSNET.COM has caused this certificate to be signed by Abbas R. Kafi, an executive officer, and attested by C. Kelly Campbell, its Secretary, as of this 1st day of February, 1999.

CLAIMSNET.COM

By: A.R. [signature]
Abbas R. Kafi, Vice President

ATTEST:

By: [signature]
C. Kelly Campbell, Secretary and Vice President

Apr. 2. 1999 11:16AM BROCK, ET AL. #2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 04/01/1999
991130099 – 2784207

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
CLAIMSNET.COM INC.

(Original Certificate of Incorporation filed September 11, 1997)

CLAIMSNET.COM INC., a Delaware corporation (the "Corporation"), does hereby certify as follows:

FIRST: That the Board of Directors of the Corporation, by unanimous written consent without a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the "DGCL"), adopted resolutions setting forth the amendments to the Certificate of Incorporation of the Corporation set forth below, declaring said amendments to be advisable and submitting them to the stockholders of the Corporation entitled to vote thereon for consideration thereof.

SECOND: That, by written consent executed in accordance with Section 228 of the DGCL, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, voted in favor of the adoption of the amendments to the Certificate of Incorporation of the Corporation set forth below.

THIRD: That the amendments to the Certificate of Incorporation of the Corporation set forth below were duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by adding thereto an Article thereof numbered "ELEVENTH" to be and read in its entirety as follows:

"**ELEVENTH.** The Corporation hereby elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware in accordance with paragraph (b)(3) of such Section 203."

Apr. 2. 1999 10:54AM BROCK, ET AL. #2 CLAIMSNET.COM No. 9637 P. 3 02

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed on its behalf this 1st day of April, 1999.

CLAIMSNET.COM INC.

By: ______________________
Name: Bo W. Lycke
Title: Chairman of the Board of Directors, President, and Chief Executive Officer

ATTEST:

____
Name: C. Kelly Campbell
Title: Secretary

04/... 372-... 2/..02

CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS, AND LIMITATIONS

OF

SERIES A 8% CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

CLAIMSNET.COM INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), **CLAIMSNET.COM INC.**, a Delaware corporation (the "Corporation"), does hereby certify that:

FIRST: The Corporation was incorporated in the State of Delaware on September 11, 1997 and the authorized number of shares of Preferred Stock, par value $.001 per share, of the Corporation is 4,000,000, none of which is outstanding prior to the filing hereof; and

SECOND: Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and by the provisions of Sections 141 and 151 et seq of the DGCL, the Board of Directors, at a meeting duly called pursuant to notice and duly given, adopted the following resolutions authorizing the issuance of an aggregate of 25,000 shares of Series A Preferred Stock (as defined below), which resolutions are still in full force and effect and are not in conflict with any provisions of the Certificate of Incorporation or By-Laws of the Corporation:

> **WHEREAS**, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of preferred stock and the powers, preferences, and relative participating, optional, voting, or other special rights, and the qualifications, limitations, or restrictions thereof; and
>
> **WHEREAS**, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the terms of one series of preferred stock.
>
> **NOW, THEREFORE, BE IT RESOLVED**, that pursuant to authority vested in the Board of Directors of the Corporation by Section 151 of the DGCL, and in accordance with the provisions of the Certificate of Incorporation of the Corporation, one series of preferred stock, par value $.001 per share, of the Corporation be and hereby is created and provided for with the terms, designation, relative rights, preferences, and limitations as follows:

129751\4

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:00 PM 04/18/2000
001198543 - 2784207

1. **Definitions.**

Asset Purchase Agreement. Asset Purchase Agreement, dated as of March 20, 2000, among the Corporation, HealthExchange.com, Inc., a Delaware corporation, and VHX Company, a Nevada corporation.

Common Stock. Common stock, par value $.001 per share, of the Corporation.

Final Approval Date. March 31, 2001.

Issuance Date. With respect to any shares of Series A Preferred Stock, the date of the issuance of such shares of Series A Preferred Stock by the Corporation.

Liquidation. The event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation.

Liquidation Price. With respect to any share of Series A Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) accrued, but unpaid, cumulative dividends, if any, on such share of Series A Preferred Stock from the date immediately following the Final Approval Date to, but excluding, the date of the Liquidation.

Performance Milestone. The recognition by the Corporation of revenue from 6,000,000 member-months attributable to the assets acquired by the Corporation from VHX Company, a Nevada corporation, pursuant to the Asset Purchase Agreement.

Redemption Date. As defined in Section 5 hereof.

Redemption Price. For each share of Series A Preferred Stock, the product of (A) the amount equal to the average closing sale price of the Common Stock on the principal market on which the Common Stock trades during the ten trading day period terminating on the date immediately prior to the date of the satisfaction of Performance Milestone and (B) 100. Notwithstanding the foregoing, (A) that in the event that that the Redemption Price determined as provided in the immediately preceding sentence is less than $1,400, the Redemption Price shall be deemed to be $1,400 and (B) that in the event that that the Redemption Price determined as provided in the immediately preceding sentence is greater than $1,500, the Redemption Price shall be deemed to be $1,500, and (C) notwithstanding anything herein to the contrary, in the event that the Performance Milestone has not been satisfied on or before the Final Approval Date, the shares of Series A Preferred Stock shall be cancelled and shall become authorized, but unissued shares of preferred stock, par value $0.001, per share, of the Company.

Reorganization. As defined in Section 7(c) hereof.

Securities Act. Securities Act of 1933, as amended.

BA... 14: ...372-... ... 67/084

Series A Preferred Stock. The Series A 8% Convertible Redeemable Preferred Stock, par value $.001 per share.

Stated Value. $725.60 per share of Series A Preferred Stock.

Stockholder Approval. Approval by the stockholders of the Corporation of the conversion of the share of Series A Preferred Stock into shares of Common Stock pursuant to Section 8.10 of the Asset Purchase Agreement.

Trailing Average Closing Price. The average closing sale price of the Common Stock on the principal market on which the Common Stock trades during the ten trading day period terminating on the date provided in Section 7 hereof. Notwithstanding the foregoing, (A) that in the event that that the Trailing Average Closing Price determined as provided in the immediately preceding sentence is less than $14.00, the Trailing Average Closing Price shall be deemed to be $14.00 and (B) that in the event that that the Trailing Average Closing Price determined as provided in the immediately preceding sentence is greater than $15.00, the Trailing Average Closing Price shall be deemed to be $15.00.

2. **Designation and Number of Shares.** The series of preferred stock established hereby shall consist of 25,000 shares and shall be designated "Series A 8% Convertible Redeemable Preferred Stock, par value $.001 per share".

3. **Dividends.** Subject to the next sentence of this Section 3, no dividends shall accrue on the Series A Preferred Stock through the Final Approval Date. Commencing immediately following the Final Approval Date, in the event that the Performance Milestone shall be satisfied on or prior to March 31, 2001, dividends shall accrue on the Series A Preferred Stock at the rate of 8% per annum, shall be cumulative, and shall be payable as and when declared by the Board of Directors in its sole and absolute discretion, provided, however, that such dividends shall, in all events, be prior in right of payment to any dividends payable on the Common Stock.

4. **Voting.** Each share of the Series A Preferred Stock shall be entitled to one vote and shall vote together with the Common Stock as one class, except as otherwise required by the law of the State of Delaware.

5. **Mandatory Redemption.** In the event that the Stockholder Approval is not received on or prior to the Final Approval Date or the Performance Milestone is not satisfied on or prior to the Final Approval Date, subject to Sections 6 and 7 hereof, the shares of Series A Preferred Stock shall be redeemed by the Corporation out of the capital surplus or net profits of the Corporation legally available thereof as set forth below at a redemption price per share equal to the Redemption Price. Upon the redemption thereof in accordance with this Section 5, the shares of Series A Preferred Stock shall become authorized, but unissued, shares of capital stock of the Corporation. On each of July 1, 2001, October 1, 2001, January 1, 2002, April 1, 2002, July 1, 2002, October 1, 2002, January 1, 2003, April 1, 2003, July 1, 2003, October 1, 2003, and January 1, 2004, the Corporation shall redeem, pro rata from the holders thereof, 8.3333% of the outstanding shares of Series A Preferred Stock, and on April 1, 2004 shall redeem the remainder of the outstanding Series A Preferred Stock. Each of such dates is hereinafter referred to as a "Redemption Date."

Aug. 13, 2002 4:31PM 372-...

Notwithstanding the foregoing, commencing on the date immediately following the Final Approval Date, the Corporation shall be entitled to redeem the shares of Series A Preferred Stock prior to the required Redemption Date pro rata without premium or penalty, and such additional shares of Series A Preferred Stock so redeemed shall be applied to the shares of Series A Preferred Stock required to be redeemed on the Redemption Dates furthest from such date.

6. **Liquidation Rights**. In the event of any Liquidation prior to the conversion, if any, of the Series A Preferred Stock, or the redemption if any, thereof, pursuant to the terms hereof, before any payment or distribution of assets of the Corporation shall be made to, or set apart for, the holders of the Common Stock or any other capital stock of the Corporation not ranking prior to, or on a parity with, the Series A Preferred Stock in respect of rights upon a Liquidation, the holders of the Series A Preferred Stock shall first be entitled to receive payment out of such assets of the Corporation of an amount of cash per share of Series A Preferred Stock equal to the Liquidation Price. If the assets of the Corporation are insufficient to permit full payment to the holders of the Series A Preferred Stock as herein provided, such assets shall be distributed ratably among the holders of the outstanding Series A Preferred Stock.

7. **Mandatory Conversion**. (a) Subject to Section 6 and paragraph (c) of this Section 7, in the event that Stockholder Approval is received on or prior to the Final Approval Date and the Performance Milestone is satisfied on or prior to the Final Approval Date, each share of Series A Preferred Stock shall, on the date immediately following the date of the last to occur of the Stockholder Approval and the satisfaction of the Performance Milestone, immediately and automatically, and without any further action on the part of the holders thereof, be converted into, and exchanged for the number of shares of Common Stock equal to the quotient of (i) the sum of the Stated Value per share of Series A Preferred Stock and the cumulative accrued, but unpaid, dividends thereon and (ii) the Trailing Average Closing Price as of the date immediately prior to the date of the last to occur of the Stockholder Approval and the satisfaction of the Performance Milestone.

(b) Upon such conversion, all amounts otherwise payable with respect to the Series A Preferred Stock shall be deemed paid in full by the issuance of such shares of Common Stock. Upon the conversion thereof in accordance with this Section 7, the shares of Series A Preferred Stock shall be canceled and shall become authorized, but unissued, shares of capital stock of the Corporation.

(c) In case of any capital reorganization, or the consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Corporation as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon conversion of each share of Series A Preferred Stock (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number

Apr. 17. 2001 4:34PM 972-8R00Z. ET AL

of shares of Common Stock which would theretofore have been deliverable upon the conversion of such share of Series A Preferred Stock would have been entitled upon such Reorganization if such share of Series A Preferred Stock had been converted immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holders of the Series A Preferred Stock so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon conversion of the Series A Preferred Stock. Any such adjustment shall be made by, and set forth in, a resolution of the Board of Directors of the Corporation, or any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Corporation shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Corporation shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the capital stock of the Corporation outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the holders of the Series A Preferred Stock such shares of stock, securities, cash, or other property as such holders shall be entitled to purchase in accordance with the foregoing provisions.

(d) In case of any reclassification or change of the shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), each share of Series A Preferred Stock shall thereafter be convertible into solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which such share of Series A Preferred Stock might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in this Section 7.

(e) The provisions of paragraphs (d) and (e) of this Section 7 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

8. <u>Miscellaneous</u>.

(a) <u>Closing of Transfer Books</u>. To facilitate the payment of any dividend with respect to the Series A Preferred Stock or any Liquidation, the Board of Directors of the Corporation is

FROM CORPORATION TRUST 302-655-5049 (WED) 4.19'00 10:44/ST. 10:44/NO. 4862069762 P 4

authorized, but not required, to set a record date not earlier than 60 days and not later than 10 days prior to the date of the distribution, in the case of a dividend or a Liquidation, as the case may be.

(b) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in-person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, in the case of the holders of the Series A Preferred Stock, at the address of each such holder set forth in the stock transfer ledger of the Corporation, or, in the case of the Corporation, at 12801 N. Central Expressway, Suite 1515, Dallas, Texas, 75243. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof. Any notice given by other means permitted by this paragraph 8(a) shall be deemed given at the time of receipt thereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the President and attested by its Secretary this 17th day of April, 2000.

CLAIMSNET.COM INC.

By: ______________________

Name: Bo W. Lycke

Title: President

ATTEST:

Paul W. Miller

PAUL W. MILLER

SECRETARY

BAD1. ... 14: ... 372-...

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:01 PM 04/18/2000
001198548 - 2784207

CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS, AND LIMITATIONS

OF

SERIES B 8% CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

CLAIMSNET.COM INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), **CLAIMSNET.COM INC.**, a Delaware corporation (the "Corporation"), does hereby certify that:

FIRST: The Corporation was incorporated in the State of Delaware on September 11, 1997, and the authorized number of shares of Preferred Stock, par value $.001 per share, of the Corporation is 4,000,000, none of which is outstanding prior to the filing hereof; and

SECOND: Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and by the provisions of Sections 141 and 151 et seq of the DGCL, the Board of Directors, at a meeting duly called pursuant to notice duly given, adopted the following resolutions authorizing the issuance of an aggregate of 25,000 shares of Series B Preferred Stock (as defined below), which resolutions are still in full force and effect and are not in conflict with any provisions of the Certificate of Incorporation or By-Laws of the Corporation:

> **WHEREAS,** the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of preferred stock and the powers, preferences, and relative participating, optional, voting, or other special rights, and the qualifications, limitations, or restrictions thereof; and
>
> **WHEREAS,** it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the terms of one series of preferred stock.
>
> **NOW, THEREFORE, BE IT RESOLVED,** that pursuant to authority vested in the Board of Directors of the Corporation by Section 151 of the DGCL, and in accordance with the provisions of the Certificate of Incorporation of the Corporation, one series of preferred stock, par value $.001 per share, of the Corporation be and hereby is created and provided for with the terms, designation, relative rights, preferences, and limitations as follows:

129766\4

1. **Definitions.**

Asset Purchase Agreement. dated as of March 20, 2000, among the Corporation, HealthExchange.com, Inc., a Delaware corporation, and VHX Company, a Nevada corporation.

Common Stock. Common stock, par value $.001 per share, of the Corporation.

Final Approval Date. March 31, 2001.

Issuance Date. With respect to any shares of Series B Preferred Stock, the date of the issuance of such shares of Series B Preferred Stock by the Corporation.

Liquidation. The event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation.

Liquidation Price. With respect to any share of Series B Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) accrued, but unpaid, cumulative dividends, if any, on such share of Series B Preferred Stock from the date immediately following the Final Approval Date to, but excluding, the date of the Liquidation.

Performance Milestone. The existence of 1,000,000 lives covered by the business operations attributable to the assets acquired by the Corporation from VHX Company, a Nevada corporation, pursuant to the Asset Purchase Agreement.

Redemption Date. As defined in Section 5 hereof.

Redemption Price. For each share of Series B Preferred Stock, the product of (A) the amount equal to the average closing sale price of the Common Stock on the principal market on which the Common Stock trades during the ten trading day period terminating on the date immediately prior to the date of satisfaction of the Performance Milestone and (B) 100. Notwithstanding the foregoing, (A) that in the event that that the Redemption Price determined as provided in the immediately preceding sentence is less than $1,400, the Redemption Price shall be deemed to be $1,400 and (B) that in the event that that the Redemption Price determined as provided in the immediately preceding sentence is greater than $1,500, the Redemption Price shall be deemed to be $1,500, and (C) notwithstanding anything herein to the contrary, in the event that the Performance Milestone has not been satisfied on or before the Final Approval Date, the shares of Series B Preferred Stock shall be cancelled and shall become authorized, but unissued shares of preferred stock, par value $0.001, per share, of the Company.

Reorganization. As defined in Section 7(c) hereof.

Securities Act. Securities Act of 1933, as amended.

Series B Preferred Stock. The Series B 8% Convertible Redeemable Preferred Stock, par value $.001 per share.

Stated Value. $ 725.60 per share of Series B Preferred Stock.

Stockholder Approval. Approval by the stockholders of the Corporation of the conversion of the share of Series B Preferred Stock into shares of Common Stock pursuant to Section 8.10 hereof of the Asset Purchase Agreement.

Trailing Average Closing Price. The average closing sale price of the Common Stock on the principal market on which the Common Stock trades during the ten trading day period terminating on the date provided in Section 7 hereof. Notwithstanding the foregoing, (A) that in the event that that the Trailing Average Closing Price determined as provided in the immediately preceding sentence is less than $14.00, the Trailing Average Closing Price shall be deemed to be $14.00 and (B) that in the event that that the Trailing Average Closing Price determined as provided in the immediately preceding sentence is greater than $15.00, the Trailing Average Closing Price shall be deemed to be $15.00.

2. **Designation and Number of Shares.** The series of preferred stock established hereby shall consist of 25,000 shares and shall be designated "Series B 8% Convertible Redeemable Preferred Stock, par value $.001 per share".

3. **Dividends.** Subject to the next sentence of this Section 3, no dividends shall accrue on the Series B Preferred Stock through the Final Approval Date. Commencing immediately following the Final Approval Date, in the event that the Performance Milestone shall be satisfied on or prior to March 31, 2001, dividends shall accrue on the Series B Preferred Stock at the rate of 8% per annum, shall be cumulative, and shall be payable as and when declared by the Board of Directors in its sole and absolute discretion, provided, however, that such dividends shall, in all events, be prior in right of payment to any dividends payable on the Common Stock.

4. **Voting.** Each share of the Series B Preferred Stock shall be entitled to one vote and shall vote together with the Common Stock as one class, except as otherwise required by the law of the State of Delaware.

5. **Mandatory Redemption.** In the event that the Stockholder Approval is not received on or prior to the Final Approval Date or the Performance Milestone is not satisfied on or prior to the Final Approval Date, subject to Sections 6 and 7 hereof, the shares of Series B Preferred Stock shall be redeemed by the Corporation out of the capital surplus or net profits of the Corporation legally available thereof as set forth below at a redemption price per share equal to the Redemption Price. Upon the redemption thereof in accordance with this Section 5, the shares of Series B Preferred Stock shall become authorized, but unissued, shares of capital stock of the Corporation. On each of July 1, 2001, October 1, 2001, January 1, 2002, April 1, 2002, July 1, 2002, October 1, 2002, January 1, 2003, April 1, 2003, July 1, 2003, October 1, 2003, and January 1, 2004, the Corporation shall redeem, pro rata from the holders thereof, 8.3333% of the outstanding shares of Series B Preferred Stock, and on April 1, 2004 shall redeem the remainder of the outstanding Series B

Preferred Stock. Each of such dates is hereinafter referred to as a "Redemption Date." Notwithstanding the foregoing, commencing on the date immediately following the Final Approval Date, the Corporation shall be entitled to redeem the shares of Series B Preferred Stock prior to the required Redemption Date pro rata without premium or penalty, and such additional shares of Series B Preferred Stock so redeemed shall be applied to the shares of Series B Preferred Stock required to be redeemed on the Redemption Dates furthest from such date.

6. Liquidation Rights. In the event of any Liquidation prior to the conversion, if any, of the Series B Preferred Stock, or the redemption if any, thereof, pursuant to the terms hereof, before any payment or distribution of assets of the Corporation shall be made to, or set apart for, the holders of the Common Stock or any other capital stock of the Corporation not ranking prior to, or on a parity with, the Series B Preferred Stock in respect of rights upon a Liquidation, the holders of the Series B Preferred Stock shall first be entitled to receive payment out of such assets of the Corporation of an amount of cash per share of Common Stock equal to the Liquidation Price. If the assets of the Corporation are insufficient to permit full payment to the holders of the Series B Preferred Stock as herein provided, such assets shall be distributed ratably among the holders of the outstanding Series B Preferred Stock.

7. Mandatory Conversion. (a) Subject to Section 6 and paragraph (c) of this Section 7, in the event that Stockholder Approval is received on or prior to the Final Approval Date and the Performance Milestone is satisfied on or prior to the Final Approval Date, each share of Series B Preferred Stock shall, on the date immediately following the date of the last to occur of the Stockholder Approval and the satisfaction of the Performance Milestone, immediately and automatically, and without any further action on the part of the holders thereof, be converted into, and exchanged for the number of shares of Common Stock equal to the quotient of (i) the sum of the Stated Value per share of Series B Preferred Stock and the cumulative accrued, but unpaid, dividends thereon and (ii) the Trailing Average Closing Price as of the date of the last to occur of the Stockholder Approval and the satisfaction of the Performance Milestone.

(b) Upon such conversion, all amounts otherwise payable with respect to the Series B Preferred Stock shall be deemed paid in full by the issuance of such shares of Common Stock. Upon the conversion thereof in accordance with this Section 7, the shares of Series B Preferred Stock shall be canceled and shall become authorized, but unissued, shares of capital stock of the Corporation.

(c) In case of any capital reorganization, or the consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Corporation as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon conversion of each share of Series B Preferred Stock (in lieu of the number of shares of Common Stock theretofore deliverable) the

04Apr. 17. 2000 4: 5:36PM072-430 ... ET AL

number of shares of stock or other securities or property to which a holder of the respective number of shares of Common Stock which would theretofore have been deliverable upon the conversion of such share of Series B Preferred Stock would have been entitled upon such Reorganization if such share of Series B Preferred Stock had been converted immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holders of the Series B Preferred Stock so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon conversion of the Series B Preferred Stock. Any such adjustment shall be made by, and set forth in, a resolution of the Board of Directors of the Corporation, or any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Corporation shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Corporation shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the capital stock of the Corporation outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the holders of the Series B Preferred Stock such shares of stock, securities, cash, or other property as such holders shall be entitled to purchase in accordance with the foregoing provisions.

(d) In case of any reclassification or change of the shares of Common Stock or other securities issuable upon conversion of the Series B Preferred Stock (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock or other securities issuable upon conversion of the Series B Preferred Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), each share of Series B Preferred Stock shall thereafter be convertible into solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which such share of Series B Preferred Stock might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in this Section 7.

(e) The provisions of paragraphs (d) and (e) of this Section 7 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

FROM CORPORATION TRUST 302-655-5049 (WED) 4. 19'00 10:44/ST. 10:44/NO. 4862069762 P 2

8. **Miscellaneous.**

(a) Closing of Transfer Books. To facilitate the payment of any dividend with respect to the Series B Preferred Stock or any Liquidation, the Board of Directors of the Corporation is authorized, but not required, to set a record date not earlier than 60 days and not later than 10 days prior to the date of the distribution, in the case of a dividend or a Liquidation, as the case may be.

(b) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in-person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, in the case of the holders of the Series B Preferred Stock, at the address of each such holder set forth in the stock transfer ledger of the Corporation, or, in the case of the Corporation, at 12801 N. Central Expressway, Suite 1515, Dallas, Texas, 75243. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof. Any notice given by other means permitted by this paragraph 8(a) shall be deemed given at the time of receipt thereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the President and attested by its Secretary this 17th day of April, 2000.

CLAIMSNET.COM INC.

By: ______________________

Name: BO W. LYCKE

Title: President

ATTEST:

Paul W. Miller

PAUL W. MILLER

SECRETARY

STATE OF DELAWARE 13:30 CT CORPORATION SYS 1212 894 8490 P.02/06
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:00 PM 01/10/2002
020018171 - 2784207

CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS, AND LIMITATIONS

OF

SERIES C 8% CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

CLAIMSNET.COM INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), **CLAIMSNET.COM INC.**, a Delaware corporation (the "Corporation"), does hereby certify that:

FIRST: The Corporation was incorporated in the State of Delaware on September 11, 1997 and the authorized number of shares of Preferred Stock, par value $.001 per share, of the Corporation is 4,000,000, none of which is outstanding prior to the filing hereof; and

SECOND: Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and by the provisions of Sections 141 and 151 et seq of the DGCL, the Board of Directors, at a meeting duly called pursuant to notice and duly given, adopted the following resolutions authorizing the issuance of an aggregate of 4,000 shares of Series C Preferred Stock (as defined below), which resolutions are still in full force and effect and are not in conflict with any provisions of the Certificate of Incorporation or By-Laws of the Corporation:

> **WHEREAS,** the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of preferred stock and the powers, preferences, and relative participating, optional, voting, or other special rights, and the qualifications, limitations, or restrictions thereof; and
>
> **WHEREAS,** it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the terms of one series of preferred stock.
>
> **NOW, THEREFORE, BE IT RESOLVED,** that pursuant to authority vested in the Board of Directors of the Corporation by Section 151 of the DGCL, and in accordance with the provisions of the Certificate of Incorporation of the Corporation, one series of preferred stock, par value $.001 per share, of the Corporation be and hereby is created and provided for with the terms, designation, relative rights, preferences, and limitations as follows:

1. **Definitions.**

Common Stock. Common stock, par value $.001 per share, of the Corporation.

Final Approval Date. March 31, 2002.

JAN-10-2002 13:30 CT CORPORATION SYS 1212 894 8490 P.03/06

Issuance Date. With respect to any shares of Series C Preferred Stock, the date of the issuance of such shares of Series C Preferred Stock by the Corporation.

Liquidation. The event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation.

Liquidation Price. With respect to any share of Series C Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) accrued, but unpaid, cumulative dividends, if any, on such share of Series C Preferred Stock from the date immediately following the Final Approval Date to, but excluding, the date of the Liquidation.

Redemption Date. As defined in Section 5 hereof.

Redemption Price. With respect to any share of Series C Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) accrued, but unpaid, cumulative dividends, if any, on such share of Series C Preferred Stock from the date immediately following the Final Approval Date to, but excluding, the date of the Liquidation. Upon redemption thereof by the Corporation, the shares of Series C Preferred Stock shall be cancelled and shall become authorized, but unissued shares of preferred stock, par value $0.001, per share, of the Company.

Reorganization. As defined in Section 7(c) hereof.

Securities Act. Securities Act of 1933, as amended.

Series C Preferred Stock. The Series C 8% Convertible Redeemable Preferred Stock, par value $.001 per share.

Stated Value. US$700 per share of Series C Preferred Stock.

Stockholder Approval. Approval by the stockholders of the Corporation of the conversion of the share of Series C Preferred Stock into shares of Common Stock pursuant hereto.

2. **Designation and Number of Shares.** The series of preferred stock established hereby shall consist of 4,000 shares and shall be designated "Series C 8% Convertible Redeemable Preferred Stock, par value $.001 per share".

3. **Dividends.** Subject to the next sentence of this Section 3, no dividends shall accrue on the Series C Preferred Stock through the Final Approval Date. Unless earlier converted or redeemed on or prior to the Final Approval Date, commencing immediately following the Final Approval Date, dividends shall accrue on the Series C Preferred Stock at the rate of 8% per annum, shall be cumulative, and shall be payable as and when declared by the Board of Directors in its sole and absolute discretion, provided, however, that such dividends shall, in all events, be prior in right of payment to any dividends payable on the Common Stock.

JAN-10-2002 13:31 CT CORPORATION SYS 1212 894 8490 P.04/06

4. **Voting**. The Series C Preferred Stock shall not entitled to vote on any matter presented to the stockholders of the Corporation, except as otherwise required by law.

5. **Mandatory Redemption**. In the event that the Stockholder Approval is not received on or prior to the Final Approval Date, subject to Sections 6 and 7 hereof, the shares of Series C Preferred Stock shall be redeemed by the Corporation out of the capital surplus or net profits of the Corporation legally available thereof as set forth below at a redemption price per share equal to the Redemption Price. Upon the redemption thereof in accordance with this Section 5, the shares of Series C Preferred Stock shall become authorized, but unissued, shares of capital stock of the Corporation. On each of July 1, 2002, October 1, 2002, January 1, 2003, April 1, 2003, July 1, 2003, October 1, 2003, January 1, 2004, April 1, 2004, July 1, 2004, October 1, 2004, and January 1, 2005, the Corporation shall redeem, pro rata from the holders thereof, 8.3333% of the outstanding shares of Series C Preferred Stock, and on April 1, 2005 shall redeem the remainder of the outstanding Series C Preferred Stock. Each of such dates is hereinafter referred to as a "Redemption Date." Notwithstanding the foregoing, commencing on the date immediately following the Final Approval Date, the Corporation shall be entitled to redeem the shares of Series C Preferred Stock prior to the required Redemption Date pro rata without premium or penalty, and such additional shares of Series C Preferred Stock so redeemed shall be applied to the shares of Series C Preferred Stock required to be redeemed on the Redemption Dates furthest from such date.

6. **Liquidation Rights**. In the event of any Liquidation prior to the conversion, if any, of the Series C Preferred Stock, or the redemption if any, thereof, pursuant to the terms hereof, before any payment or distribution of assets of the Corporation shall be made to, or set apart for, the holders of the Common Stock or any other capital stock of the Corporation not ranking prior to, or on a parity with, the Series C Preferred Stock in respect of rights upon a Liquidation, the holders of the Series C Preferred Stock shall first be entitled to receive payment out of such assets of the Corporation of an amount of cash per share of Series C Preferred Stock equal to the Liquidation Price. If the assets of the Corporation are insufficient to permit full payment to the holders of the Series C Preferred Stock as herein provided, such assets shall be distributed ratably among the holders of the outstanding Series C Preferred Stock.

7. **Mandatory Conversion**. (a) Subject to Section 6 and paragraph (c) of this Section 7, in the event that Stockholder Approval is received on or prior to the Final Approval Date, each share of Series C Preferred Stock shall, on the date immediately following the date of the Stockholder Approval, immediately and automatically, and without any further action on the part of the holders thereof, be converted into, and exchanged for the number of shares of Common Stock equal to the quotient of (i) the sum of the Stated Value per share of Series C Preferred Stock and the cumulative accrued, but unpaid, dividends thereon and (ii) $0.70.

(b) Upon such conversion, all amounts otherwise payable with respect to the Series C Preferred Stock shall be deemed paid in full by the issuance of such shares of Common Stock. Upon the conversion thereof in accordance with this Section 7, the shares of Series C Preferred Stock shall be canceled and shall become authorized, but unissued, shares of capital stock of the Corporation.

JAN-10-2002 13:31 CT CORPORATION SYS 1212 894 8490 P.05/06

(c) In case of any capital reorganization, or the consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Corporation as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon conversion of each share of Series C Preferred Stock (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of shares of Common Stock which would theretofore have been deliverable upon the conversion of such share of Series C Preferred Stock would have been entitled upon such Reorganization if such share of Series C Preferred Stock had been converted immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holders of the Series C Preferred Stock so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon conversion of the Series C Preferred Stock. Any such adjustment shall be made by, and set forth in, a resolution of the Board of Directors of the Corporation, or any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Corporation shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Corporation shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the capital stock of the Corporation outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the holders of the Series C Preferred Stock such shares of stock, securities, cash, or other property as such holders shall be entitled to purchase in accordance with the foregoing provisions.

(d) In case of any reclassification or change of the shares of Common Stock or other securities issuable upon conversion of the Series C Preferred Stock (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock or other securities issuable upon conversion of the Series C Preferred Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), each share of Series C Preferred Stock shall thereafter be convertible into solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which such share of Series C Preferred Stock might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly ey evalent as practicable to the adjustments in this Section 7.

(e) The provisions of paragraphs (d) and (e) of this Section 7 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

8. Miscellaneous.

(a) Closing of Transfer Books. To facilitate the payment of any dividend with respect to the Series C Preferred Stock or any Liquidation, the Board of Directors of the Corporation is authorized, but not required, to set a record date not earlier than 60 days and not later than 10 days prior to the date of the distribution, in the case of a dividend or a Liquidation, as the case may be.

(b) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in-person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, in the case of the holders of the Series C Preferred Stock, at the address of each such holder set forth in the stock transfer ledger of the Corporation, or, in the case of the Corporation, at 12801 N. Central Expressway, Suite 1515, Dallas, Texas, 75243. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof. Any notice given by other means permitted by this paragraph 8(a) shall be deemed given at the time of receipt thereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the President and attested by its Secretary this 9th day of January, 2002.

CLAIMSNET.COM INC.

By: ______________________

Name: Bo W. Lycke
Title: Chairman of the Board of Directors, President, and Chief Executive Officer

ATTEST:

____
Paul W. Miller

TOTAL P.06

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:30 PM 04/15/2002
020241233 - 2784207

CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS, AND LIMITATIONS

OF

SERIES D CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

CLAIMSNET.COM INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), **CLAIMSNET.COM INC.**, a Delaware corporation (the "Corporation"), does hereby certify that:

FIRST: The Corporation was incorporated in the State of Delaware on September 11, 1997 and the authorized number of shares of Preferred Stock, par value $.001 per share, of the Corporation is 4,000,000, none of which is outstanding prior to the filing hereof; and

SECOND: Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and by the provisions of Sections 141 and 151 et seq of the DGCL, the Board of Directors, at a meeting duly called pursuant to notice and duly given, adopted the following resolutions authorizing the issuance of an aggregate of 3,304 shares of Series D Preferred Stock (as defined below), which resolutions are still in full force and effect and are not in conflict with any provisions of the Certificate of Incorporation or By-Laws of the Corporation:

> **WHEREAS,** the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of preferred stock and the powers, preferences, and relative participating, optional, voting, or other special rights, and the qualifications, limitations, or restrictions thereof; and
>
> **WHEREAS,** it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the terms of one series of preferred stock.
>
> **NOW, THEREFORE, BE IT RESOLVED,** that pursuant to authority vested in the Board of Directors of the Corporation by Section 151 of the DGCL, and in accordance with the provisions of the Certificate of Incorporation of the Corporation, one series of preferred stock, par value $.001 per share, of the Corporation be and hereby is created and provided for with the terms, designation, relative rights, preferences, and limitations as follows:

1. **Definitions.**

Common Stock. Common stock, par value $.001 per share, of the Corporation.

04/16/2002 09:30 FAX 212 371 5500 REITLER BROWN LLC 003

Issuance Date. With respect to any shares of Series D Preferred Stock, the date of the issuance of such shares of Series D Preferred Stock by the Corporation.

Liquidation. The event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation.

Liquidation Price. With respect to any share of Series D Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) declared, but unpaid, dividends, if any, on such share of Series D Preferred Stock from the date hereof until the date immediately prior to, but excluding, the date of the Liquidation.

Redemption Date. As defined in Section 5 hereof.

Redemption Price. With respect to any share of Series D Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) declared, but unpaid, dividends, if any, on such share of Series D Preferred Stock from the date hereof until the date immediately prior to, but excluding, the date of the redemption. Upon redemption thereof by the Corporation, the shares of Series D Preferred Stock shall be cancelled and shall become authorized, but unissued shares of preferred stock, par value $0.001, per share, of the Corporation.

Reorganization. As defined in Section 7(e) hereof.

Securities Act. Securities Act of 1933, as amended.

Series D Preferred Stock. The Series D Convertible Redeemable Preferred Stock, par value $.001 per share.

Stated Value. $250 per share of Series D Preferred Stock.

2. **Designation and Number of Shares.** The series of preferred stock established hereby shall consist of 3,304 shares and shall be designated "Series D Convertible Redeemable Preferred Stock, par value $.001 per share".

3. **Dividends.** Subject to the next sentence of this Section 3, no dividends shall accrue on the Series D Preferred Stock. Each share of Series D Preferred Stock shall be entitled to participate in cash dividends pari passu with the Common Stock, when declared and paid out of capital legally available therefor, on an as converted basis.

4. **Voting.**

(a) General Rights. Except as otherwise provided herein or as required by law, the Series D Preferred Stock shall be voted together with the shares of the Common Stock and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the holders of the common stock of the Corporation, in each case on an as converted basis.

(b) Separate Vote of the Series D Preferred Stock. Notwithstanding

04/16/2002 09:30 FAX 212 371 5500 REITLER BROWN LLC 004

anything to the contrary in Section 4(a), for so long as any shares of Series D Preferred Stock remain outstanding, in addition to any other vote or consent required by non-waivable provisions of the DGCL to be taken by the holders of Series D Preferred Stock separately as a class, the affirmative vote or written consent of the holders of at least a majority of the outstanding Series D Preferred Stock, voting separately as a class, shall be necessary for the Corporation to effect or validate any alteration or amendment to the Corporation's Certificate of Incorporation (including this certificate) having an adverse effect on the terms, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the Series D Preferred Stock; provided, that, the creation or designation of a class or series of the capital stock of the Corporation with any powers, designations, preferences and relative, participating, optional or other special rights senior to, or on parity with, the Series D Preferred Stock in one or more regards shall not be deemed to require the affirmative vote of holders of Series D Preferred Stock voting separately as a class.

5. **Optional Redemption.**

(a) Redemption Right. In the event that the closing sale price for the Common Stock, or, if no closing sale price is reported, the average of the high bid and low asked price for the Common Stock, exceed an amount equal to 200% of the then effective conversion price per share of Series D Preferred Stock for 20 of any 30 consecutive trading days (the happening of such event, a "Redemption Triggering Event"), the Corporation shall be entitled to redeem, out of funds legally available therefor, all or any portion of the Series D Preferred Stock in accordance with this Section 5. On the date of redemption (the "Redemption Date"), each holder of Series D Preferred Stock to be redeemed shall surrender certificates representing such holder's ownership of Series D Preferred Stock to be redeemed to the Corporation as provided in Section 5(e). On the Redemption Date, the Corporation shall redeem the Series D Preferred Stock to be redeemed to the extent of the funds of the Corporation legally available therefore. Each share of Series D Preferred Stock shall be redeemed pursuant to this Section 5 for an amount equal to its respective Stated Value (as defined below). The relevant Redemption Price shall be prorated for fractional shares of Series D Preferred Stock.

(b) Redemption Procedure.

(i) Within ten days following any Redemption Triggering Event, the Corporation may, but shall not be obligated to, elect to redeem all or any portion of the Series D Preferred Stock by providing written notice to the holders, which notice shall be mailed in accordance with Section 8(b) hereof within 20 days following such Redemption Triggering Event. Such notice shall state the number of shares to be redeemed and the Redemption Date, which date shall be within 20 days of the date of such notice. The Corporation shall be entitled to utilize any method chosen by the Board of Directors thereof in order to determine which shares of Series D Redeemable Preferred Stock to redeem. Payment for such redeemed shares shall be made by the Corporation within five days following the Redemption Date.

(ii) On the Redemption Date, regardless of whether the certificate or certificates representing the shares of Series D Preferred Stock redeemed on such date have been surrendered for cancellation, or whether the respective Redemption Price for such shares (or

04/16/2002 09:31 FAX 212 371 5500 REITLER BROWN LLC 005

fractional shares) of Series D Preferred Stock has been received by the relevant holder, each share (or fractional share) of Series D Preferred Stock redeemed in accordance with this Section 5 shall no longer be deemed outstanding and all rights with respect to any such share shall forthwith cease following such redemption, except only the right of the holder thereof to receive, upon presentation in accordance with the requirements in Section 5(c) of the certificate or certificates representing shares redeemed pursuant to this Section 5, the applicable redemption price for such share (or fractional share), without interest thereon. Notwithstanding anything to the contrary herein, the Corporation shall not be required to make any payment in respect of shares (or fractional shares) of Series D Preferred Stock redeemed pursuant to this Section 5 until actual delivery to the Corporation or its agents of the certificates representing the shares redeemed hereby, such delivery to be conducted in accordance with the requirements in Section 5(c).

(iii) All shares (or fractional shares) of the Series D Preferred Stock redeemed pursuant to this Section 5, or otherwise acquired by the Corporation in any manner whatsoever, shall be returned to the pool of the Corporation's authorized but unissued shares of undesignated preferred stock; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series D Preferred Stock accordingly.

(c) Presentation. The Corporation shall not be obligated to pay the redemption price unless the certificates evidencing the shares of Series D Preferred Stock to be redeemed are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation and its representatives and agents from any loss incurred by such persons or entities in connection with such certificates. On the Redemption Date, each holder of Series D Preferred Stock to be redeemed shall surrender the certificates representing all of such holder's shares of Series D Preferred Stock at the principal offices of the Corporation or any transfer agent for the Series D Preferred Stock in accordance herewith. Thereupon, there shall be delivered to the relevant holder promptly at such address and in the holder's name as shown on such surrendered certificate or certificates, a Corporation check representing the redemption price for which the shares of Series D Preferred Stock surrendered were redeemed.

6. **Liquidation Rights**. In the event of any Liquidation prior to the conversion, if any, of the Series D Preferred Stock, or the redemption if any, thereof, pursuant to the terms hereof, before any payment or distribution of assets of the Corporation shall be made to, or set apart for, the holders of the Common Stock or any other capital stock of the Corporation not ranking prior to, or on a parity with, the Series D Preferred Stock in respect of rights upon a Liquidation, the holders of the Series D Preferred Stock shall first be entitled to receive payment out of such assets of the Corporation of an amount of cash per share of Series D Preferred Stock equal to the Liquidation Price. If the assets of the Corporation are insufficient to permit full payment to the holders of the Series D Preferred Stock as herein provided, such assets shall be distributed ratably among the holders of the outstanding Series D Preferred Stock.

7. **Conversion.** The Series D Preferred Stock shall be converted at the option of the holder into shares of the common stock of the Corporation upon the following terms:

04/18/2002 09:31 FAX 212 371 5500 REITLER BROWN LLC 006

(a) Conversion. Subject to and in compliance with the provisions of this Section 7, on the Redemption Date, all shares (and any fractional shares) of Series D Preferred Stock which are not theretofore redeemed may, at the option of the holder, be converted into fully-paid and nonassessable shares of Common Stock (as defined below). The number of shares of Common Stock to which a holder of Series D Preferred Stock shall be entitled upon conversion shall equal the quotient of the Stated Value per share of Series D Preferred Stock divided by the Series D Conversion Rate (as hereinafter defined).

(b) Series D Conversion Rate. Except as otherwise adjusted pursuant to Section 7(c), the conversion rate for conversion of the Series D Preferred Stock pursuant to Section 7(a) (the "*Series D Conversion Rate*") shall be $0.25.

(c) Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the original issue date of any shares of Series D Preferred Stock makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock without the payment of additional consideration, in each such event the Series D Conversion Rate that is then in effect shall be proportionately decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series D Conversion Rate then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series D Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series D Conversion Price shall be adjusted pursuant to this Section 7(c) to reflect the actual payment of such dividend or distribution.

(d) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the original issue date of any shares of Series D Preferred Stock, the Common Stock issuable upon the conversion of the Series D Preferred Stock is changed into the same or a different number of shares of any class or classes of stock of the Corporation, whether by recapitalization, reclassification or otherwise (other than in connection with an Acquisition (as defined below) or Asset Transfer (as defined below), or a subdivision or combination of shares, or a stock dividend or distribution, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series D Preferred Stock shall have the right thereafter to receive upon conversion of their shares of Series D Preferred Stock on the Redemption Date the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the shares of Common Stock into which such shares of Series D Preferred Stock would then be convertible immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other

04/16/2002 09:32 FAX 212 371 5500 REITLER BROWN LLC 007

securities or property by the terms thereof. For the purposes hereof, the following capitalized terms shall have the meanings ascribed to them below:

"*Acquisition*" means any consolidation or merger of the Corporation as a result of which the Corporation is not the surviving entity;

"*Asset Sale*" means the sale, lease, license or other disposition of all, or substantially all, of the assets of the Corporation.

(e) Reorganizations, Mergers or Consolidations. If at any time or from time to time after the original issue date of any shares of Series D Preferred Stock, there is a capital reorganization of the Common Stock (other than a recapitalization, reclassification, subdivision, combination, exchange or substitution of shares provided for elsewhere in this Section 7) or an Acquisition or an Asset Sale shall be consummated, as a part of such capital reorganization, Acquisition or Asset Sale, provision shall be made so that the holders of the Series D Preferred Stock shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock on the Redemption Date the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock then deliverable upon conversion of shares of Series D Preferred Stock would have been entitled upon consummation of such capital reorganization, Acquisition or Asset Sale, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series D Preferred Stock after the capital reorganization, Acquisition or Asset Sale to the end that the provisions of this Section 4 (including adjustment of the Series D Conversion Price then in effect and the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock on the Redemption Date) shall be applicable after that event and be as nearly equivalent as practicable.

(f) Certificate of Adjustment. In each case of the occurrence of events or circumstances which would require an adjustment or readjustment of (i) the Series D Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series D Preferred Stock on the Redemption Date, or (ii) the type or amount of other property issuable upon conversion of the Series D Preferred Stock on any Redemption Date, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall promptly deliver such certificate to each registered holder of Series D Preferred Stock. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of the type and amount, if any, of other property which at the time would then be received upon conversion of the Series D Preferred Stock on the Redemption Date.

(g) Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution described in Section 7(c), or (ii) any Acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any Asset Transfer, or

04/16/2002 09:32 FAX 212 371 5500 REITLER BROWN LLC 008

any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series D Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by the holders of a majority of the then outstanding Series D Preferred Stock) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up.

(h) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series D Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of the Series D Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the aggregate number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock shall be rounded down to the nearest whole share of Common Stock.

(i) Notices and Deliveries. Any notice required by the provisions of this Section 7 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified (signature required), (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices and other deliveries to holders of Series D Preferred Stock provided for herein shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation or, if to the Corporation or its transfer agent, to the principal offices thereof or such other address as may be designated in a written notice delivered in accordance with this Section 7(i).

(j) Payment of Taxes. The Corporation will pay all stock transfer taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series D Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series D Preferred Stock so converted were registered.

(k) Converted Shares. All shares of the Series D Preferred Stock converted pursuant to this Section 7, or otherwise acquired by the Corporation in any manner whatsoever, shall be returned to the pool of the Corporation's authorized but unissued shares of undesignated preferred stock; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series D Preferred Stock accordingly.

04/16/2002 09:33 FAX 212 371 5500 REITLER BROWN LLC 009

8. **Miscellaneous.**

(a) Closing of Transfer Books. To facilitate the payment of any dividend with respect to the Series D Preferred Stock or any Liquidation, the Board of Directors of the Corporation is authorized, but not required, to set a record date not earlier than 60 days and not later than 10 days prior to the date of the distribution, in the case of a dividend or a Liquidation, as the case may be.

(b) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in-person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, in the case of the holders of the Series D Preferred Stock, at the address of each such holder set forth in the stock transfer ledger of the Corporation, or, in the case of the Corporation, at 12801 N. Central Expressway, Suite 1515, Dallas, Texas, 75243. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof. Any notice given by other means permitted by this paragraph 8(a) shall be deemed given at the time of receipt thereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the President and attested by its Secretary this 8th day of ~~March~~ June 2002.

CLAIMSNET.COM INC.

By: ______________________

Name: Paul W. Miller

Title: President and Chief Executive Officer

ATTEST:

______________________ Secretary

STATE OF DELAWARE FAX 212 371 5500 REITLER BROWN LLC 002/004
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:30 PM 05/02/2002
020282734 - 2784207

CERTIFICATE OF CORRECTION RELATING TO THE CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS, AND LIMITATIONS OF SERIES D CONVERTIBLE REDEEMABLE PREFERRED STOCK OF CLAIMSNET.COM INC. FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE ON APRIL 15, 2002

CLAIMSNET.COM INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1. The name of the corporation is Claimsnet.com inc. (the "*Corporation*").

2. That a Certificate of Designation, Preferences, Rights, and Limitations of Series D Convertible Redeemable Preferred Stock of the Corporation (the "*Certificate*") was filed by the Secretary of State of Delaware on April 15, 2002, and that the Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3. The inaccuracy of said Certificate to be corrected is as follows: (i) Paragraph 5(a) (Redemption Right), delete the inadvertent incorrect phrase "(as defined below)" following the phrase the term "Stated Value"; (ii) Paragraph 5(b)(i) (Redemption Procedure) correct the description of the notice procedure contained therein that inadvertently created ambiguity; and (iii) Paragraph 7(a) (Conversion), (x) include a reference that the Corporation's Series D Convertible Redeemable Preferred Stock, par value $.001 per share, is convertible at the option of the holder prior to the Redemption Date (as defined therein), and (y) delete the inadvertent incorrect phrase "(as defined below)" following the phrase "Common Stock".

4. Those portions of the Certificate are corrected to read as follows:

. . .

5. **Optional Redemption.**

(a) Redemption Right. In the event that the closing sale price for the Common Stock, or, if no closing sale price is reported, the average of the high bid and low asked price for the Common Stock, exceed an amount equal to 200% of the then effective conversion price per share of Series D Preferred Stock for 20 of any 30 consecutive trading days (the happening of such event, a "Redemption Triggering Event"), the Corporation shall be entitled to redeem, out of funds legally available therefor, all or any portion of the Series D Preferred Stock in accordance with this Section 5. On the date of redemption (the "Redemption Date"), each holder of Series D Preferred Stock to be redeemed shall surrender certificates representing such holder's ownership of Series D Preferred Stock to be redeemed to the Corporation as provided in Section 5(e). On the Redemption Date, the Corporation shall redeem the Series D Preferred Stock to be redeemed to the extent of the funds of the Corporation legally available therefore. Each share of Series D Preferred Stock shall be redeemed pursuant to this Section 5 for an amount equal to its respective Stated Value. The relevant Redemption Price shall be prorated for

44202

05/02/2002 15:25 FAX 212 371 5500 REITLER BROWN LLC 003/004

fractional shares of Series D Preferred Stock.

(b) Redemption Procedure.

(i) Within ten days following any Redemption Triggering Event, the Corporation may, but shall not be obligated to, elect to redeem all or any portion of the Series D Preferred Stock by providing written notice, dated the date of the mailing thereof, to the holders, which notice shall be mailed in accordance with Section 8(b) hereof within 20 days following such Redemption Triggering Event. Such notice shall state the number of shares to be redeemed and the Redemption Date, which date shall be the date 20 calendar days following the date of such notice. The Corporation shall be entitled to utilize any method chosen by the Board of Directors thereof in order to determine which shares of Series D Redeemable Preferred Stock to redeem. Payment for such redeemed shares shall be made by the Corporation within five days following the Redemption Date.

7. **Conversion.** The Series D Preferred Stock shall be converted at the option of the holder into shares of the Common Stock of the Corporation upon the following terms:

(a) Conversion. Subject to and in compliance with the provisions of this Section 7, at any time prior to the Redemption Date, all shares (and any fractional shares) of Series D Preferred Stock which are not theretofore redeemed pursuant to Section 5 hereof may, at the option of the holder, be converted into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series D Preferred Stock shall be entitled upon conversion shall equal the quotient of the Stated Value per share of Series D Preferred Stock divided by the Series D Conversion Rate (as hereinafter defined).

. . .

-2-

05/02/2002 15:25 FAX 212 371 5500 REITLER BROWN LLC 004/004 PAGE 02

IN WITNESS WHEREOF, said Claimsnet.com inc. has caused this Certificate to be signed by Paul W. Miller, its President and Chief Executive Officer, this 1st day of May, 2002.

CLAIMSNET.COM INC.

By: /s/ Paul W. Miller

Name: Paul W. Miller

Title: President and Chief Executive Officer

-3-

MAY-05-2003 18:09 CT CORPORATION SYS 1212 894 8490 P.02

CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS, AND LIMITATIONS

OF

SERIES E CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

CLAIMSNET.COM INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), **CLAIMSNET.COM INC.**, a Delaware corporation (the "Corporation"), does hereby certify that:

FIRST: The Corporation was incorporated in the State of Delaware on September 11, 1997 and the authorized number of shares of Preferred Stock, par value $.001 per share, of the Corporation is 4,000,000, of which 3,304 shares are outstanding prior to the filing hereof; and

SECOND: Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and by the provisions of Sections 141 and 151 et seq of the DGCL, the Board of Directors, at a meeting duly called pursuant to notice and duly given, adopted the following resolutions authorizing the issuance of an aggregate of 5,000 shares of Series E Preferred Stock (as defined below), which resolutions are still in full force and effect and are not in conflict with any provisions of the Certificate of Incorporation or By-Laws of the Corporation:

WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of preferred stock and the powers, preferences, and relative participating, optional, voting, or other special rights, and the qualifications, limitations, or restrictions thereof; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the terms of an additional series of preferred stock.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to authority vested in the Board of Directors of the Corporation by Section 151 of the DGCL, and in accordance with the provisions of the Certificate of Incorporation of the Corporation, an additional series of preferred stock, par value $.001 per share, of the Corporation be and hereby is created and provided for with the terms, designation, relative rights, preferences, and limitations as follows:

1. **Definitions.**

Common Stock. Common stock, par value $.001 per share, of the Corporation.

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:59 PM 05/05/2003
FILED 07:26 PM 05/05/2003
SRV 030290982 - 2784207 FILE

MAY-05-2003 18:10 CT CORPORATION SYS 1212 894 8490 P.03

Issuance Date. With respect to any shares of Series E Preferred Stock, the date of the issuance of such shares of Series E Preferred Stock by the Corporation.

Liquidation. The event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation.

Liquidation Price. With respect to any share of Series E Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) declared, but unpaid, dividends, if any, on such share of Series E Preferred Stock from the date hereof until the date immediately prior to, but excluding, the date of the Liquidation.

Redemption Date. As defined in Section 5 hereof.

Redemption Price. With respect to any share of Series E Preferred Stock, the amount equal to the sum of (i) the Stated Value per share and (ii) declared, but unpaid, dividends, if any, on such share of Series E Preferred Stock from the date hereof until the date immediately prior to, but excluding, the date of the redemption. Upon redemption thereof by the Corporation, the shares of Series E Preferred Stock shall be cancelled and shall become authorized, but unissued shares of preferred stock, par value $0.001, per share, of the Corporation.

Securities Act. Securities Act of 1933, as amended.

Series E Preferred Stock. The Series E Convertible Redeemable Preferred Stock, par value $.001 per share.

Stated Value. $300 per share of Series E Preferred Stock.

2. <u>Designation and Number of Shares</u>. The series of preferred stock established hereby shall consist of 5,000 shares and shall be designated "Series E Convertible Redeemable Preferred Stock, par value $.001 per share".

3. <u>Dividends</u>. Subject to the next sentence of this Section 3, no dividends shall accrue on the Series E Preferred Stock. Each share of Series E Preferred Stock shall be entitled to participate in cash dividends pari passu with the Common Stock, when declared and paid out of capital legally available therefor, on an as converted basis.

4. <u>Voting</u>.

(a) <u>General Rights</u>. Except as otherwise provided herein or as required by law, the Series E Preferred Stock shall be voted together with the shares of the Common Stock and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the holders of the Common Stock of the Corporation, in each case on an as converted basis.

(b) <u>Separate Vote of the Series E Preferred Stock</u>. Notwithstanding anything to the contrary in Section 4(a), for so long as any shares of Series E Preferred Stock

MAY-05-2003 18:10 CT CORPORATION SYS 1212 894 8490 P.04

remain outstanding, in addition to any other vote or consent required by non-waivable provisions of the DGCL to be taken by the holders of Series E Preferred Stock separately as a class, the affirmative vote or written consent of the holders of at least a majority of the outstanding Series E Preferred Stock, voting separately as a class, shall be necessary for the Corporation to effect or validate any alteration or amendment to the Corporation's Certificate of Incorporation (including this certificate) having an adverse effect on the terms, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the Series E Preferred Stock; provided, that, the creation or designation of a class or series of the capital stock of the Corporation with any powers, designations, preferences and relative, participating, optional or other special rights senior to, or on parity with, the Series E Preferred Stock in one or more regards shall not be deemed to require the affirmative vote of holders of Series E Preferred Stock voting separately as a class.

5. Optional Redemption.

(a) Redemption Right. In the event that the closing sale price for the Common Stock, or, if no closing sale price is reported, the average of the high bid and low asked price for the Common Stock, exceed an amount equal to 200% of the then effective conversion price per share of Series E Preferred Stock for 20 of any 30 consecutive trading days (the happening of such event, a "Redemption Triggering Event"), the Corporation shall be entitled to redeem, out of funds legally available therefor, all or any portion of the Series E Preferred Stock in accordance with this Section 5. On the date of redemption (the "Redemption Date"), each holder of Series E Preferred Stock to be redeemed shall surrender certificates representing such holder's ownership of Series E Preferred Stock to be redeemed to the Corporation as provided in Section 5(c). On the Redemption Date, the Corporation shall redeem the Series E Preferred Stock to be redeemed to the extent of the funds of the Corporation legally available therefore. Each share of Series E Preferred Stock shall be redeemed pursuant to this Section 5 for an amount equal to its respective Stated Value. The relevant Redemption Price shall be prorated for fractional shares of Series E Preferred Stock.

(b) Redemption Procedure.

(i) Within ten days following any Redemption Triggering Event, the Corporation may, but shall not be obligated to, elect to redeem all or any portion of the Series E Preferred Stock by providing written notice, dated the date of the mailing thereof, to the holders, which notice shall be mailed in accordance with Section 8(b) hereof within such 20 days following such Redemption Triggering Event. Such notice shall state the number of shares to be redeemed and the Redemption Date, which date shall be the date 20 calendar days following the date of such notice. The Corporation shall be entitled to utilize any method chosen by the Board of Directors thereof in order to determine which shares of Series E Redeemable Preferred Stock to redeem. Payment for such redeemed shares shall be made by the Corporation within five days following the Redemption Date.

(ii) On the Redemption Date, regardless of whether the certificate or certificates representing the shares of Series E Preferred Stock redeemed on such date have been

MAY-05-2003 18:10 CT CORPORATION SYS 1212 894 8490 P.05

surrendered for cancellation, or whether the respective Redemption Price for such shares (or fractional shares) of Series E Preferred Stock has been received by the relevant holder, each share (or fractional share) of Series E Preferred Stock redeemed in accordance with this Section 5 shall no longer be deemed outstanding and all rights with respect to any such share shall forthwith cease following such redemption, except only the right of the holder thereof to receive, upon presentation in accordance with the requirements in Section 5(c) of the certificate or certificates representing shares redeemed pursuant to this Section 5, the applicable Redemption Price for such share (or fractional share), without interest thereon. Notwithstanding anything to the contrary herein, the Corporation shall not be required to make any payment in respect of shares (or fractional shares) of Series E Preferred Stock redeemed pursuant to this Section 5 until actual delivery to the Corporation or its agents of the certificates representing the shares redeemed hereby, such delivery to be conducted in accordance with the requirements in Section 5(c).

(iii) All shares (or fractional shares) of the Series E Preferred Stock redeemed pursuant to this Section 5, or otherwise acquired by the Corporation in any manner whatsoever, shall be returned to the pool of the Corporation's authorized but unissued shares of undesignated preferred stock; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series E Preferred Stock accordingly.

(c) Presentation. The Corporation shall not be obligated to pay the Redemption Price unless the certificates evidencing the shares of Series E Preferred Stock to be redeemed are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation and its representatives and agents from any loss incurred by such persons or entities in connection with such certificates. On the Redemption Date, each holder of Series E Preferred Stock to be redeemed shall surrender the certificates representing all of such holder's shares of Series E Preferred Stock at the principal offices of the Corporation or any transfer agent for the Series E Preferred Stock in accordance herewith. Thereupon, there shall be delivered to the relevant holder promptly at such address and in the holder's name as shown on such surrendered certificate or certificates, a Corporation check representing the Redemption Price for which the shares of Series E Preferred Stock surrendered were redeemed.

6. Liquidation Rights. In the event of any Liquidation prior to the conversion, if any, of the Series E Preferred Stock, or the redemption if any, thereof, pursuant to the terms hereof, before any payment or distribution of assets of the Corporation shall be made to, or set apart for, the holders of the Common Stock or any other capital stock of the Corporation not ranking prior to, or on a parity with, the Series E Preferred Stock in respect of rights upon a Liquidation, the holders of the Series E Preferred Stock shall first be entitled to receive payment out of such assets of the Corporation of an amount of cash per share of Series E Preferred Stock equal to the Liquidation Price. If the assets of the Corporation are insufficient to permit full payment to the holders of the Series E Preferred Stock as herein provided, such assets shall be distributed ratably among the holders of the outstanding Series E Preferred Stock. For purposes of this Section 6, the Series E Preferred Stock

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shall rank on parity with the Corporation's Series D Convertible Redeemable Preferred Stock, par value $.001 per share, in right of payment upon Liquidation.

7. Conversion. The Series E Preferred Stock shall be converted at the option of the holder into shares of the Common Stock of the Corporation upon the following terms:

(a) Conversion. Subject to and in compliance with the provisions of this Section 7, at any time prior to the Redemption Date, all shares (and any fractional shares) of Series E Preferred Stock which are not theretofore redeemed pursuant to Section 5 hereof may, at the option of the holder, be converted into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series E Preferred Stock shall be entitled upon conversion shall equal the quotient of the Stated Value per share of Series E Preferred Stock divided by the Series E Conversion Rate (as hereinafter defined).

(b) Series E Conversion Rate. Except as otherwise adjusted pursuant to Section 7(c), the conversion rate for conversion of the Series E Preferred Stock pursuant to Section 7(a) (the "*Series E Conversion Rate*") shall be $0.30.

(c) Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the original issue date of any shares of Series E Preferred Stock makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock without the payment of additional consideration, in each such event the Series E Conversion Rate that is then in effect shall be proportionately decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series E Conversion Rate then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series E Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series E Conversion Price shall be adjusted pursuant to this Section 7(c) to reflect the actual payment of such dividend or distribution.

(d) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the original issue date of any shares of Series E Preferred Stock, the Common Stock issuable upon the conversion of the Series E Preferred Stock is changed into the same or a different number of shares of any class or classes of stock of the Corporation, whether by recapitalization, reclassification or otherwise (other than in connection with an Acquisition (as defined below) or Asset Transfer (as defined below), or a subdivision or combination of shares, or a stock dividend or distribution, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 7), in any such event each holder of Series E Preferred Stock shall have the right thereafter to receive upon conversion of their shares of Series E Preferred Stock on the Redemption Date the kind and amount of stock

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and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the shares of Common Stock into which such shares of Series E Preferred Stock would then be convertible immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. For the purposes hereof, the following capitalized terms shall have the meanings ascribed to them below:

"*Acquisition*" means any consolidation or merger of the Corporation as a result of which the Corporation is not the surviving entity;

"*Asset Sale*" means the sale, lease, license or other disposition of all, or substantially all, of the assets of the Corporation.

(e) Reorganizations, Mergers or Consolidations. If at any time or from time to time after the original issue date of any shares of Series E Preferred Stock, there is a capital reorganization of the Common Stock (other than a recapitalization, reclassification, subdivision, combination, exchange or substitution of shares provided for elsewhere in this Section 7) or an Acquisition or an Asset Sale shall be consummated, as a part of such capital reorganization, Acquisition or Asset Sale, provision shall be made so that the holders of the Series E Preferred Stock shall thereafter be entitled to receive upon conversion of the Series E Preferred Stock on the Redemption Date the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock then deliverable upon conversion of shares of Series E Preferred Stock would have been entitled upon consummation of such capital reorganization, Acquisition or Asset Sale, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series E Preferred Stock after the capital reorganization, Acquisition or Asset Sale to the end that the provisions of this Section 7 (including adjustment of the Series E Conversion Price then in effect and the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock on the Redemption Date) shall be applicable after that event and be as nearly equivalent as practicable.

(f) Certificate of Adjustment. In each case of the occurrence of events or circumstances which would require an adjustment or readjustment of (i) the Series E Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series E Preferred Stock on the Redemption Date, or (ii) the type or amount of other property issuable upon conversion of the Series E Preferred Stock on any Redemption Date, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall promptly deliver such certificate to each registered holder of Series E Preferred Stock. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of the type and amount, if any, of other property which at the time would then be received upon conversion of the Series E Preferred Stock on the Redemption Date.

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(g) Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution described in Section 7(c), or (ii) any Acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any Asset Transfer, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series E Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by the holders of a majority of the then outstanding Series E Preferred Stock) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up.

(h) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series E Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of the Series E Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the aggregate number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock shall be rounded down to the nearest whole share of Common Stock.

(i) Notices and Deliveries. Any notice required by the provisions of this Section 7 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified (signature required), (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices and other deliveries to holders of Series E Preferred Stock provided for herein shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation or, if to the Corporation or its transfer agent, to the principal offices thereof or such other address as may be designated in a written notice delivered in accordance with this Section 7(i).

(j) Payment of Taxes. The Corporation will pay all stock transfer taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series E Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series E Preferred Stock so converted were registered.

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(k) Converted Shares. All shares of the Series E Preferred Stock converted pursuant to this Section 7, or otherwise acquired by the Corporation in any manner whatsoever, shall be returned to the pool of the Corporation's authorized but unissued shares of undesignated preferred stock; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series E Preferred Stock accordingly.

8. **Miscellaneous.**

(a) Closing of Transfer Books. To facilitate the payment of any dividend with respect to the Series E Preferred Stock or any Liquidation, the Board of Directors of the Corporation is authorized, but not required, to set a record date not earlier than 60 days and not later than 10 days prior to the date of the distribution, in the case of a dividend or a Liquidation, as the case may be.

(b) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in-person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, in the case of the holders of the Series E Preferred Stock, at the address of each such holder set forth in the stock transfer ledger of the Corporation, or, in the case of the Corporation, at 12801 N. Central Expressway, Suite 1515, Dallas, Texas, 75243. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof. Any notice given by other means permitted by this paragraph 8(b) shall be deemed given at the time of receipt thereof.

TOTAL P.09

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IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the President and attested by its Secretary this 2nd day of May 2003.

CLAIMSNET.COM

By:________________________

Name: Don Crosbie

Title: President and Chief Executive Officer

ATTEST:

____

TOTAL P.02

Exhibit A

Certificate of Amendment

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

CLAIMSNET.COM, INC.

I.

The name of the corporation is “Claimsnet.com, inc.”, a Delaware corporation (the “Corporation”).

The Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on January 19, 1988 (the “Certificate of Incorporation”), and was most recently amended on April 1, 1999. The Certificate of Incorporation as amended is referred to herein as the “Amended Certificate of Incorporation.”

II.

The Amended Certificate of Incorporation is hereby amended by adding thereto an Article thereof numbered “TWELFTH” to be and read in its entirety as follows:

“TWELFTH.      One-for-Two Hundred Reverse Stock Split. Each two hundred shares of Common Stock held of record or held in the Corporation’s treasury as of the Effective Time (the “Old Common Stock”) shall be automatically reclassified and converted without further action by the Corporation or its stockholders, into one fully paid and non-assessable share of Common Stock. No fractional share of Common Stock shall be issued to any holder of record of Old Common Stock upon such reclassification and conversion. From and after the Effective Time, stockholders shall have no further interest with respect of any such fractional share and, in lieu thereof, the number of shares of Common Stock to be issued to each Shareholder will be rounded up to the nearest whole number; provided, however, that the maximum aggregate resulting shares of Common Stock shall be 178,250 shares.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall be issued, upon surrender of such certificate, a new certificate or certificates representing the appropriate number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.

Nothing contained in this Article TWELFTH is intended to amend or modify any other paragraph of this Amended Certificate of Incorporation.”

III.

This Certificate of Amendment to the Certificate of Incorporation (the “Amendment”) shall be filed with the Delaware Secretary of State and be effective as of the filing date (the “Effective Time”).

IV.

The Board approved the Reverse Stock Split and this Amendment, and recommended that the Reverse Stock Split and this Amendment be submitted to the stockholders of the Corporation for approval. The holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock entitled to vote hereon have approved the Reverse Stock Split and the Amendment by written consent in lieu of special meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware (“DGCL”).

V.

Said Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

In witness whereof, the Corporation has caused this Amendment to be executed on the ______ day of June, 2013.

Claimsnet.com, Inc. a Delaware corporation By: _________________________ Print Name: Stuart G. Hagler Title: Chief Executive Officer

Exhibit B

Certificate of Amendment

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

CLAIMSNET.COM, INC.

I.

The name of the corporation is “Claimsnet.com, inc.”, a Delaware corporation (the “Corporation”).

The Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on January 19, 1988 (the “Certificate of Incorporation”), and was most recently amended on April 1, 1999. The Certificate of Incorporation as amended is referred to herein as the “Amended Certificate of Incorporation.”

II.

Article FIRST of the Amended Certificate of Incorporation is hereby amended be read in its entirety as follows:

“FIRST.      The name of the corporation is TransCoastal Corporation (the “Corporation”).”

III.

Article FOURTH of the Amended Certificate of Incorporation is hereby amended to read only in part as follows:

"A. The aggregate number of shares which the Corporation shall have the authority to issue is 275,000,000, at $.001 par, of which 250,000,000 shares shall be designated "Common Shares" and 25, 000,000 shares shall be designated "Preferred Shares"."

IV.

This Certificate of Amendment to the Certificate of Incorporation (the “Amendment”) shall be filed with the Delaware Secretary of State and be effective as of the filing date (the “Effective Time”).

V.

The Board approved this Amendment, and recommended that this Amendment be submitted to the stockholders of the Corporation for approval. The holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock entitled to vote hereon have approved this Amendment by written consent in lieu of special meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware (“DGCL”).

V.

Said Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

In witness whereof, the Corporation has caused this Amendment to be executed on the _______ day of _________, 2013.

Claimsnet.com, Inc. a Delaware corporation By: _________________________ Print Name: Stuart G. Hagler Title: Chief Executive Officer